                               RENTRAK CORPORATION

               1986 SECOND AMENDED AND RESTATED STOCK OPTION PLAN

                             INCENTIVE STOCK OPTION

                                       AND

                        INCENTIVE STOCK OPTION AGREEMENT


     This Incentive Stock Option is granted, and this Incentive Stock Option Agreement (the "Agreement") is executed to be effective as of December 20, 1994, by Rentrak Corporation, an Oregon corporation (the "Company"), and Ron Berger (the "Optionee).

                                    RECITALS

     A. The Company's Board of Directors has duly adopted, and the Company's shareholders have approved, that certain 1986 Second Amended and Restated Stock Option Plan (the "Plan"), a copy of which is available for review in the Company's administrative offices.

     B. The Plan authorizes the Company's Board of Directors or an Administrative Committee thereof (the "Stock Option Committee") to grant Incentive Stock Options to officers and employees of the Company and any of the Company's Affiliates (as such term is defined in the Plan).

     C. On or about April 8, 1994, the Stock Option Committee, upon due consideration and as further inducement to the Optionee to enter into an Employment Agreement with the Company, dated June 1, 1994 (the "Employment Agreement"), designated the Optionee to receive an Incentive Stock Option under the Plan covering a total of 70,949 shares of the Common Stock of the Company and a Nonstatutory Stock Option covering a total of 929,051 shares of said Common Stock (hereinafter the "April 8th Options"), the exercisability of which were made subject to the Company's achievement of certain performance objectives established by the Stock Option Committee. The April 8th Options were granted subject to obtaining shareholder approval, which approval was obtained on December 12, 1994.

     D. Subsequent to the issuance of the April 8th Options the Stock Option Committee and the Optionee first learned that keying the exercisability of the April 8th Options to the satisfaction of future performance objectives subjected the Company to the risk that it would have to book substantial charges against its future income if the value of the Company's stock increased significantly during the term of said options.

     E. In order to avoid the adverse financial statement impact to the Company from the use of performance objectives, the Optionee has agreed to cancel the April 8th Options in consideration of the grant by the Stock Option Committee of this replacement Incentive Stock Option and a Nonstatutory Option of even date herewith covering a total of 1,000,000 shares, both bearing an exercise price equal to the fair market value of the Company's Common Stock as of the effective date of the grant of this Option.


1- Incentive Stock Option Agreement

NOW, THEREFORE THE PARTIES HERETO COVENANT AND AGREE AS FOLLOWS:

     1. NUMBER OF SHARES SUBJECT TO OPTION AND OPTION PRICE. The Company hereby grants to the Optionee an Incentive Stock Option (the "Option") to purchase from the Company 70,949 shares of the Common Stock of the Company at an option price of $6.375 per share. The Option is exercisable upon the terms and conditions contained herein. For the reasons stated in the Recitals hereto, Optionee agrees that the April 8th Options are hereby cancelled and that the Option granted hereby shall replace the April 8th Option.

     2. ADDITIONAL TERMS OF THE OPTION. Subject to the provisions of Paragraph 3 below, the Option shall have the following terms:

          2.1 The effective date of the grant of the Option is December 20, 1994.

          2.2 The Option shall vest on the dates set forth below ("Vesting Dates") as to the number of shares set forth below.


                      PERCENTAGE          ANNUAL           CUMULATIVE
                      ----------          ------           ----------
     DATE               VESTED         SHARES VESTED      SHARES VESTED
     ----               ------         -------------      -------------
March 31, 1995         20%                14,190              14,190
March 31, 1996         20%                14,190              28,380
March 31, 1997         20%                14,190              42,570
March 31, 1998         20%                14,190              56,760
March 31, 1999         20%                14,189              70,949


          2.3 Notwithstanding anything to the contrary in paragraph 2.2 above, in the event the employment of the Optionee is terminated by the Company pursuant to Section 5.4 of the Employment Agreement, this Option shall immediately vest as to any Option shares that have not previously vested in accordance with paragraph 2.2 above ("Unvested Shares").

          2.4 The Option shall expire on the earlier of April 7, 2004, or the applicable date specified below (the "Expiration Date").

          a) Six (6) months following the effective date of the termination of the Optionee's employment by the Company on account of the Optionee's disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code");

          b) One (1) year following the termination of the Optionee's employment by the Company on account of the Optionee's death;

          c) Thirty (30) days following the effective date of the termination of the Optionee's employment by the Company for any reason other than disability (as defined in paragraph (a) above) or death;

          d) The date of any sale, transfer or hypothecation, or any attempted sale, transfer or hypothecation in violation of Section 8 of the Plan which provides that an Option shall not be transferable or exercisable by any person other than the Optionee, except as provided in paragraphs (d)(1),
     (d)(2), and (d)(3), below:


2- Incentive Stock Option Agreement

               1) In the event of the death of the Optionee, any Options held by the Optionee shall pass to the person or persons entitled thereto pursuant to the Will of the Optionee or the applicable laws of descent and distribution (a "Qualified Successor"). Any right under the Option which the Optionee could have exercised immediately prior to the date of his death shall, subject to the terms of this paragraph
          2.4 and paragraphs 2.6 and 2.7 below, be exercisable by his Qualified Successor for a period of one (1) year following his death.

               2) In the event of the death of the Optionee following termination of his employment on account of disability, but prior to the expiration of the six (6) month period specified in paragraph 2.4
          (a) above, this Option shall pass to and be exercisable by the Qualified Successor of the Optionee in the manner specified above for a period of one (1) year following the original termination of his employment.

               3) In the event a guardian or conservator (a "Guardian") is appointed for the Optionee as the result of the termination of the Optionee's employment by the Company on account of Optionee's disability (as defined above) any Option held by the Optionee, which could have been exercised immediately prior to such termination of the employment, shall, subject to this paragraph 2.4 and paragraphs 2.6 and 2.7 below, be exercisable by the Guardian of the Optionee for a period of six (6) months following such termination of employment.

               4) Options held by a Qualified Successor or a Guardian shall continue to vest to the extent provided in paragraph 2.7 herein.

               5) In the event that two or more persons constitute the Qualified Successor or the Guardian of the Optionee, all rights of the Qualified Successor or Guardian shall be exercisable, if at all, by the unanimous agreement of these persons.

          2.5 To the extent vested, the Option may be exercised in whole or in part at any time and from time to time prior to the Expiration Date.

          2.6 The Option must be exercised, if at all, as to a whole number of shares. In addition, the Option may be exercised for not less than ten (10) shares at any time, unless the total number of shares purchasable under the Option at that time is less than ten (10), in which case the Option may be exercised for that lesser number of shares.

          2.7 If, because of death or disability, the Optionee is no longer employed as an officer or employee of the Company, this Option shall continue to vest in accordance with the schedule set forth in paragraph 2.2 above during the period prior to termination of the Option as provided herein. If the Optionee no longer is employed as an officer or employee of the Company for any reason other than death, disability or a termination pursuant to Section 5.4 of the Employment Agreement, the vesting of the Option shall cease and the Option granted hereunder shall be limited to those shares which were immediately exercisable by the Optionee as of the effective date of such termination.


3- Incentive Stock Option Agreement

     3.   ADJUSTMENTS TO AND/OR CANCELLATIONS OF THE OPTION.

          3.1 If there is a material alteration in the capital structure of the Company on account of a reorganization, merger, recapitalization, exchange of shares, stock split, reverse stock split, stock dividend, or otherwise, the Stock Option Committee shall make such adjustments to the Plan and to the Options then outstanding under the Plan as the Stock Option Committee determines to be appropriate and equitable under the circumstances. Such adjustments may include, without limitation, (a) a change in the number or kind of shares of stock of the Company covered by the Options and/or (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to these Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor
(ii) the conversion of outstanding preferred shares of the Company into Common Stock, shall be deemed a material alteration of the capital structure of the Company. In the event the Stock Option Committee shall determine that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to the Plan or to this Option, such event shall be deemed a Terminating Event subject to paragraph 3.2 below.

          3.2 In the event of (a) the dissolution or liquidation of the Company, (b) a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be a surviving corporation, (c) the sale of all or substantially all of the assets of the Company, (d) a sale or other transfer or m ore than eighty percent (80%) of the then outstanding shares of Common Stock of the Company, or (e) a material change in the capital structure of the Company that is subject to this Section in accordance with the last sentence of Section 3.1 above (any of such events is herein referred to as a "Terminating Event"), the Stock Option Committee shall determine whether a provision will be made in connection with the Terminating Event for an appropriate assumption of this Option or for substitution of appropriate new options covering stock of a successor corporation employing the Optionee or stock of an affiliate of such successor employer corporation. If the Stock Option Committee determines that such an appropriate assumption or substitution will be made, the Stock Option Committee shall give notice of the determination to the Optionee and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the Option outstanding under the Plan (or to options issued in substitution therefor), (ii) to the Option price and/or (iii) to the terms and conditions of this Option, which determination shall be binding upon the Optionee. If the Stock Option Committee determines that no assumption or substitution will be made, the Stock Option Committee shall give notice of this determination to the Optionee, whereupon the Optionee shall have the right for a period of thirty (30) days following the notice to exercise in full or in part any unexercised or unexpired Option then held by him, without regarding to any vesting provision to which the Option may have otherwise been subject pursuant
to paragraph 2.2 above.   Upon the expiration of this thirty (30) day period,
this Option shall expire to the extent not earlier exercised, and the Plan shall terminate.

     4.   EXERCISE OF THE OPTION.  The Option shall be exercised, if at all, by
(a) delivering to the Company a written notice in the form of the document attached as Exhibit A specifying the number of shares of Common Stock for which exercise is made, (b) tendering full payment of the option price, as required by
Section 7 of the Plan, for the shares for which exercise is made, and (c) tendering to the Company full payment of any amounts the Company determines must be withheld


4- Incentive Stock Option Agreement
for tax purposes from the Optionee as a result of the exercise of the Option and the issuance of the shares.

     5. TRANSFERABILITY OF THE OPTION. Except as provided in paragraph 2.4 above and Section 8 of the Plan, the Option shall not be transferable or exercisable by any person other than the Optionee.

     6. WARRANTIES, REPRESENTATIONS AND ACKNOWLEDGEMENTS OF THE OPTIONEE. By executing this Agreement, the Optionee accepts the Option and agrees to be bound by all of the terms of this Agreement and the Plan. In addition, the Optionee acknowledges that exercise of the Option and the sale of the shares of Common Stock acquired upon exercise thereof may have tax implications for which the Optionee should seek individual advice by his or her own tax counselor or advisor.

     7. INDEMNIFICATION BY THE OPTIONEE. The Optionee agrees that, in the event of a claim against the Company resulting from a breach by the Optionee of the representations, warranties or provisions contained in this Agreement, the Optionee will indemnify and hold the Company harmless from any loss or damage, including attorney's fees or other legal expenses, incurred in the defense or payment of any such claim against the Company.

     8. NO RIGHT TO CONTINUED RELATIONSHIP. Nothing herein shall confer upon the Optionee the right to continue as an officer or employee of the Company, nor affect any right which the Company may have to terminate its relationship (whether or not for cause) with the Optionee.

     9. RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company, including, without limitation, any rights to dividends or other rights for which the record date is prior to the date the certificate representing the shares acquired upon exercise of the Option is issued, on account of the Option or on account of shares of Common Stock of the Company which will be acquired upon exercise of the Option (but with respect to which no certificates have been delivered to the Optionee).

     10. FURTHER ASSURANCES. The Optionee agrees from time to time to execute such additional documents as the Company may reasonably require in order to effect the purposes of the Plan and this Agreement.

     11. BINDING EFFECT. This Agreement shall be binding upon the Optionee and the optionee's heirs, successors and assigns, including, without limitation, the Qualified Successor or Guardian of the Optionee (as those terms are defined in paragraph 2.4(d) above).

     12. WAIVERS/MODIFICATIONS. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought. The failure of any party to enforce any of its rights against the other party for breach of any of the terms of this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

     13. MODIFICATION AND TERMINATION. The rights of the Optionee hereunder are subject to modification and termination in certain events as provided in the Plan.

     14. RESTRICTION ON SALE OF SHARES. Optionee represents and agrees that upon his exercise of the Option, in whole or in part, unless there is in effect at the time under the Securities Act of 1933, as amended, a registration statement relating to the shares acquired, such shares will


5- Incentive Stock Option Agreement
be acquired for his own account, for investment purposes only and not with a view toward the distribution or public offering thereof nor with any present intention of reselling or distributing the shares at any particular future time, and that upon exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state or federal securities law. Any person or persons entitled to the Option under circumstances in which Optionee would be required to furnish such a written statement shall furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

     15. PLAN GOVERNS. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of that Plan, as it may be amended from time to time and construed by the Committee.

     16. NOTICES. All notices to the Company shall be addressed to the members of the Stock Option Committee with a copy to the Secretary of the Company at the principal office of the Company at 7227 N.E. 55th Avenue, Portland, Oregon 97218, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its Affiliates, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given upon the earlier of receipt by the addressee or three days following deposit of such notice in a properly addressed sealed envelope, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as provided above, written notice under this Agreement may be given by personal delivery to Optionee or to the Chairman of the Board of Directors of the Company (as the case may be).

     17. SALE OR OTHER DISPOSITION. Optionee hereby agrees that if Optionee disposes (whether by sale, exchange, gift or otherwise) of any of the shares acquired by exercise of this Option within two years of the grant date or within one year after the transfer of such shares to Optionee upon exercise of this Option, then Optionee shall notify the Company of such disposition in writing within thirty (30) days from the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration received for such share or shares by Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to require Optionee to immediately pay the Company the amount of taxes (if any) which the Company is required to withhold under federal and/or state law in order to obtain the benefit of any deduction that would otherwise be available as a result of the granting or exercise of the subject Option or the disposition of the subject shares.

     18. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Oregon.


6- Incentive Stock Option Agreement

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



RENTRAK CORPORATION


By  /s/ Bill LeVine
   ---------------------------
     Bill LeVine
     Member, Stock Option Committee


By  /s/ James Jimirro
   ---------------------------
     James Jimirro
     Member, Stock Option Committee


OPTIONEE:

By   /s/ Ron Berger
   ---------------------------
     Ron Berger


7- Incentive Stock Option Agreement

                                                                       EXHIBIT A

                     NOTICE OF EXERCISE OF INCENTIVE OPTION



     To:  RENTRAK CORPORATION
          7227 N.E. 55th Avenue
          Post Office Box 18888
          Portland, Oregon 97218


     The undersigned exercises the option to purchase _____________ shares of common stock of Rentrak Corporation (the "Company") granted to the undersigned pursuant to the terms of the Company's 1986 Second Amended and Restated Stock Option Plan (the "Plan") and the Incentive Stock Option and Incentive Stock Option Agreement effective as of December 20, 1994.

     Accompanying this notice is: [select one] (1) ____ cash, certified check or cashier's check in the amount of $_________, or (2) a certificate representing ____ shares of Common Stock of the Company valued at $____________ per share (the fair market price of those shares on the day preceding the date hereof) representing the option price of $____________ per share plus the amount the Company has determined must be withheld for tax purposes; or (3) ____________ I hereby request to exercise this option through a cashless transaction and have provided the name and address of my broker below. I understand that if I elect to pursue a cashless transaction, Rentrak Corporation will request and authorize the stock transfer company to issue the certificate(s) in the name of my broker to facilitate completion of the transaction.

Date:_________________________

BROKER                                            OPTIONEE

- ------------------------------

                                                  ------------------------------

Address:                                          Address:


- ------------------------------                    ------------------------------
- ------------------------------                    ------------------------------
- ------------------------------                    ------------------------------


8- Incentive Stock Option Agreement

                               RENTRAK CORPORATION

               1986 SECOND AMENDED AND RESTATED STOCK OPTION PLAN
                            NONSTATUTORY STOCK OPTION
                                       AND
                       NONSTATUTORY STOCK OPTION AGREEMENT

          This Nonstatutory Stock Option is granted, and this Nonstatutory Stock Option Agreement (the "Agreement") is executed to be effective as of December 20, 1994, by Rentrak Corporation, an Oregon corporation (the "Company"), and Ron Berger (the "Optionee).

                                    RECITALS

     A. The Company's Board of Directors has duly adopted, and the Company's shareholders have approved, that certain 1986 Second Amended and Restated Stock Option Plan (the "Plan"), a copy of which is available for review in the Company's administrative offices.

     B. The Plan authorizes the Company's Board of Directors or an Administrative Committee thereof (the "Stock Option Committee") to grant Incentive Stock Options to officers and employees of the Company and any of the Company's Affiliates (as such term is defined in the Plan).

     C. On or about April 8, 1994, the Stock Option Committee, upon due consideration and as further inducement to the Optionee to enter into an Employment Agreement with the Company, dated June 1, 1994 (the "Employment Agreement"), designated the Optionee to receive an Incentive Stock Option under the Plan covering a total of 70,949 shares of the Common Stock of the Company and a Nonstatutory Stock Option covering a total of 929,051 shares of said Common Stock (hereinafter the "April 8th Options"), the exercisability of which were made subject to the Company's achievement of certain performance objectives established by the Stock Option Committee. The April 8th Options were granted subject to obtaining shareholder approval, which approval was obtained on December 12, 1994.

     D. Subsequent to the issuance of the April 8th Options the Stock Option Committee and the Optionee first learned that keying the exercisability of the April 8th Options to the satisfaction of future performance objectives subjected the Company to the risk that it would have to book substantial charges against its future income if the value of the Company's stock increased significantly during the term of said options.

     E. In order to avoid the adverse financial statement impact to the Company from the use of performance objectives, the Optionee has agreed to cancel the April 8th Options in consideration of the grant by the Stock Option Committee of this replacement Nonstatutory Option and an Incentive Stock Option of even date herewith covering a total of 1,000,000 shares, both bearing an exercise price equal to the fair market value of the Company's Common Stock as of the effective date of the grant of this Option.



1 - Nonstatutory Stock Option Agreement

NOW, THEREFORE THE PARTIES HERETO COVENANT AND AGREE AS FOLLOWS:

     1. NUMBER OF SHARES SUBJECT TO OPTION AND OPTION PRICE. The Company hereby grants to the Optionee an Nonstatutory Stock Option (the "Option") to purchase from the Company 929,051 shares of the Common Stock of the Company at an option price of $6.375 per share. The Option is exercisable upon the terms and conditions contained herein. For the reasons stated in the Recitals hereto, Optionee agrees that the April 8th Options are hereby cancelled and that the Option granted hereby shall replace the April 8th Option.

     2. ADDITIONAL TERMS OF THE OPTION. Subject to the provisions of Paragraph 3 below, the Option shall have the following terms:

          2.1 The effective date of the grant of the Option is December 20, 1994.

          2.2 The Option shall vest on the dates set forth below ("Vesting Dates") as to the number of shares set forth below.

                        Percentage      Annual        Cumulative
                        ----------      ------        ----------
     Date                 Vested    Shares Vested    Shares Vested
     ----                 ------    -------------    -------------
March 31, 1995             20%         185,810          185,810
March 31, 1996             20%         185,810          371,620
March 31, 1997             20%         185,810          557,430
March 31, 1998             20%         185,810          743,240
March 31, 1999             20%         185,811          929,051

          2.3 Notwithstanding anything to the contrary in Section 2.2 above, in the event the employment of the Optionee is terminated by the Company pursuant to Section 5.4 of the Employment Agreement, this Option shall immediately vest as to any Option shares that have not previously vested in accordance with
Section 2.2 above ("Unvested Shares".

          2.4 The Option shall expire on the earlier of April 7, 2004, or the applicable date specified below (the "Expiration Date").

          a) Six (6) months following the effective date of the termination of the Optionee's employment by the Company on account of the Optionee's disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code");

          b) One (1) year following the termination of the Optionee's employment by the Company on account of the Optionee's death;

          c) Thirty (30) days following the effective date of the termination of the Optionee's employment by the Company for any reason other than disability (as defined in paragraph (a) above) or death;

          d) The date of any sale, transfer or hypothecation, or any attempted sale, transfer or hypothecation in violation of Section 8 of the Plan which provides that an Option shall not be transferable or exercisable by any person other than the Optionee, except as provided in paragraphs
      (d)(1), (d)(2), and (d)(3), below:


2 - Nonstatutory Stock Option Agreement

               1) In the event of the death of the Optionee, any Options held by the Optionee shall pass to the person or persons entitled thereto pursuant to the Will of the Optionee or the applicable laws of descent and distribution (a "Qualified Successor"). Any right under the Option which the Optionee could have exercised immediately prior to the date of his death shall, subject to the terms of this Paragraph 2.4, be exercisable by the Qualified Successor for a period of one (1) year following his death.

               2) In the event of the death of the Optionee following termination of his employment on account of disability but prior to the expiration of the six (6) month period specified above, this Option shall pass to and be exercisable by the Qualified Successor of the Optionee in the manner specified above for a period of one (1) year following the original termination of his employment.

               3) In the event a guardian or conservator (a "Guardian") is appointed for the Optionee as the result of the termination of the Optionee's employment by the Company on account of Optionee's disability (as defined above) any Option held by the Optionee, which could have been exercised immediately prior to such termination of the employment, shall, subject to this Section 2.4, be exercisable by the Guardian of the Optionee for a period of six (6) months following such termination of employment.

               4) Options held by a Qualified Successor or a Guardian shall continue to vest to the extent provided in Section 2.7 herein.

               5) In the event that two or more persons constitute the Qualified Successor or the Guardian of the Optionee, all rights of the Qualified Successor or Guardian shall be exercisable, if at all, by the unanimous agreement of these persons.

          2.5 To the extent vested, the Option may be exercised in whole or in part at any time and from time to time prior to the Expiration Date.

          2.6 The Option must be exercised, if at all, as to a whole number of shares. In addition, the Option may be exercised for not less than ten (10) shares at any time, unless the total number of shares purchasable under the Option at that time is less than ten (10), in which case the Option may be exercised for that lesser number of shares.

          2.7 If, because of death or disability, the Optionee is no longer employed as an officer or employee of the Company, this Option shall continue to vest in accordance with the schedule set forth in Paragraph 2.2 above during the period prior to termination of the Option as provided herein. If, for any reason other than death or disability, the Optionee no longer is employed as an officer or employee, the vesting of the Option shall cease and the Option granted hereunder shall be limited to those shares which were immediately exercisable by the Optionee as of the date of the effective date of such termination.

      3.  ADJUSTMENTS TO AND/OR CANCELLATION OF THE OPTION.

          3.1 If there is a material alteration in the capital structure of the Company on account of a reorganization, merger, recapitalization, exchange of shares, stock split, reverse stock split, stock dividend, or otherwise, the Stock Option Committee shall make such adjustments to the Plan and to the Options then outstanding under the Plan as the Stock Option Committee


3 - Nonstatutory Stock Option Agreement
determines to be appropriate and equitable under the circumstances. Such adjustments may include, without limitation, (a) a change in the number or kind of shares of stock of the Company covered by the Options and/or (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to these Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversation of outstanding preferred shares of the Company into Common Stock, shall be deemed a material alteration of the capital structure of the Company. In the event the Stock Option Committee shall determine that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to the Plan or to this Option, such event shall be deemed a Termination Event as defined below.

          3.2 In the event of (a) the dissolution or liquidation of the Company, (b) a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be a surviving corporation, (c) the sale of all or substantially all of the assets of the Company, (d) a sale or other transfer or m ore than eighty percent (80%) of the then outstanding shares of Common Stock of the Company, or (e) a material change in the capital structure of the Company that is subject to this Section in accordance with the last sentence of Section 3.1 above (any of such events is herein referred to as a "Terminating Event"), the Stock Option Committee shall determine whether a provision will be made in connection with the Terminating Event for an appropriate assumption of this Option for stock or for substitution of appropriate new options covering stock of a successor corporation employing the Optionee under this Plan and Agreement or stock of an affiliate of such successor employer corporation. If the Stock Option Committee determines that such an appropriate assumption or substitution will be made, the Stock Option Committee shall give notice of the determination to the Optionee and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the Option outstanding under the Plan (or to options issued in substitution therefor), (ii) to the Option price and/or
(iii) to the terms and conditions of this Option, shall be binding upon the Optionee. If the Stock Option Committee determines that no assumption or substitution will be made, the Stock Option Committee shall give notice of this determination to the Optionee, whereupon the Optionee shall have the right for a period of thirty (30) days following the notice to exercise in full or in part any unexercised or unexpired Option then held by him or her, without regarding to any contingent vesting provision to which the Option may have otherwise been
subject pursuant to Paragraph 2.2 above.   Upon the expiration of this thirty
(30) day period, this Option shall expire to the extent not earlier exercised, and the Plan shall terminate.

      4.  EXERCISE OF THE OPTION.  The Option shall be exercised, if at all, by
(a) delivering to the Company a written notice in the form of the document attached as Exhibit A specifying the number of shares of Common Stock for which exercise is made, (b) tendering full payment of the option price, as required by
Section 7 of the Plan, for the shares for which exercise is made, and (c) tendering to the Company full payment of any amounts the Company determines must be withheld for tax purposes from the Optionee as a result of the exercise of the Option and the issuance of the shares.

      5. TRANSFERABILITY OF THE OPTION. Except as provided in Section 2.4 above and Paragraph 8 of the Plan, the Option shall not be transferable or exercisable by any person other than the Optionee.


4 - Nonstatutory Stock Option Agreement

      6. WARRANTIES, REPRESENTATIONS AND ACKNOWLEDGEMENTS OF THE OPTIONEE. By executing this Agreement, the Optionee accepts the Option and agrees to be bound by all of the terms of the Option, this Agreement and the Plan. In addition, the Optionee acknowledges that exercise of the Option and the sale of the shares of Common Stock acquired upon exercise thereof may have tax implications for which the Optionee should seek individual advice by his or her own tax counselor or advisor.

      7. INDEMNIFICATION BY THE OPTIONEE. The Optionee agrees that, in the event of a claim against the Company resulting from a breach by the Optionee of the representations, warranties or provisions contained in this Agreement, the Optionee will indemnify and hold the Company harmless from any loss or damage, including attorney's fees or other legal expenses, incurred in the defense or payment of any such claim against the Company.

      8. NO RIGHT TO CONTINUED RELATIONSHIP. Nothing herein shall confer upon the Optionee the right to continue as an officer or employee of the Company, nor affect any right which the Company may have to terminate its relationship (whether or not for cause) with the Optionee.

      9. RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company, including, without limitation, any rights to dividends or other rights for which the record date is prior to the date the certificate representing the shares acquired upon exercise of the Option is issued, on account of the Option or on account of shares of Common Stock of the Company which will be acquired upon exercise of the Option (but with respect to which no certificates have been delivered to the Optionee).

      10. FURTHER ASSURANCES. The Optionee agrees from time to time to execute such additional documents as the Company may reasonably require in order to effect the purposes of the Plan and this Agreement.

      11. BINDING EFFECT. This Agreement shall be binding upon the Optionee and the optionee's heirs, successors and assigns, including, without limitation, the Qualified Successor or Guardian of the Optionee (as those terms are defined in Section 2.4(d) above).

      12. WAIVERS/MODIFICATIONS. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought. The failure of any party to enforce any of its rights against the other party for breach of any of the terms of this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

      13. MODIFICATION AND TERMINATION. The rights of the Optionee hereunder are subject to modification and termination in certain events as provided in the Plan.

      14. RESTRICTION ON SALE OF SHARES. Optionee represents and agrees that upon his exercise of the Option, in whole or in part, unless there is in effect at the time under the Securities Act of 1933, as amended, a registration statement relating to the shares acquired, such shares will be acquired for his or her own account, for investment purposes only and not with a view toward the distribution or public offering thereof nor with any present intention of reselling or distributing the shares at any particular future time, and that upon exercise thereof he or she will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state or federal securities law. Any person or persons entitled to the Option under circumstances in which


5 - Nonstatutory Stock Option Agreement

Optionee would be required to furnish such a written statement shall furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

      15. PLAN GOVERNS. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of that Plan, as it may be amended from time to time and construed by the Committee.

      16. NOTICES. All notices to the Company shall be addressed to the members of the Stock Option Committee with a copy to the Secretary of the Company at the principal office of the Company at 7227 N.E. 55th Avenue, Portland, Oregon 97218, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its Affiliates, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given upon the earlier of receipt by the addressee or three days following deposit of such notice in a properly addressed sealed envelope, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as provided above, written notice under this Agreement may be given by personal delivery to Optionee or to the Chairman of the Board of Directors of the Company (as the case may be).

      17. SALE OR OTHER DISPOSITION. Optionee hereby agrees that if Optionee disposes (whether by sale, exchange, gift or otherwise) of any of the shares acquired by exercise of this Option within two years of the grant date or within one year after the transfer of such shares to Optionee upon exercise of this Option, then Optionee shall notify the Company of such disposition in writing within thirty (30) days from the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration received for such share or shares by Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to require Optionee to immediately pay the Company the amount of taxes (if any) which the Company is required to withhold under federal and/or state law as a result of the granting or exercise of the subject option in the disposition of the subject shares.

      18. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Oregon.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



RENTRAK CORPORATION

By  /s/ Bill LeVine
   --------------------------
     Bill LeVine
     Member, Stock Option Committee


By  /s/ James Jimirro
  ----------------------------
     James Jimirro
     Member, Stock Option Committee


OPTIONEE:


By   /s/ Ron Berger
   --------------------------
     Ron Berger

                                                                       EXHIBIT A
                    NOTICE OF EXERCISE OF NONSTATUTORY OPTION

     To:  RENTRAK CORPORATION
          7227 N.E. 55th Avenue
          Post Office Box 18888
          Portland, Oregon 97218


     The undersigned exercises the option to purchase _____________ shares of common stock of Rentrak Corporation (the "Company") granted to the undersigned pursuant to the terms of the Company's 1986 Second Amended and Restated Stock Option Plan (the "Plan") and the Nonstatutory Stock Option and Nonstatutory Stock Option Agreement effective as of April 8, 1994.

     Accompanying this notice is: [select one] (1) ____ cash, certified check or cashier's check in the amount of $_________, or (2) a certificate representing ____ shares of Common Stock of the Company valued at $____________ per share (the fair market price of those shares on the day preceding the date hereof) representing the option price of $____________ per share plus the amount the Company has determined must be withheld for tax purposes; or (3) ____________ I hereby request to exercise this option through a cashless transaction and have provided the name and address of my broker below. I understand that if I elect to pursue a cashless transaction, Rentrak Corporation will request and authorize the stock transfer company to issue the certificate(s) in the name of my broker to facilitate completion of the transaction.


Date:
     --------------------

BROKER                                  OPTIONEE



_________________________               _________________________

Address:                                Address:

_________________________               _________________________
_________________________               _________________________
_________________________               _________________________